UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2007

OMNI FINANCIAL SERVICES, INC.

(Exact name of Registrant as Specified in Charter)

Georgia	001-33014	58-1990666
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Six Concourse Parkway, Suite 2300, Atlanta, Georgia 30328

(Address of Principal Executive Offices)

(770) 396-0000

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure

On July 31, 2007, representatives of Omni Financial Services, Inc. (“Omni”) will make presentations to investors using the presentation materials included as Exhibit 99.1 to this report pursuant to Item 7.01 of Form 8-K. Omni also intends to post this information on its website at www.omninationalbank.com under “Investor Relations.”

The information contained or referenced to this report, including the text of the attached presentation, is furnished or referred to by Omni pursuant to Regulation FD promulgated by the Securities and Exchange Commission (the “SEC”) and pursuant to Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section, unless Omni specifically incorporates it by reference in a document filed under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934. By filing this report on Form 8-K and furnishing or referring to this information, Omni makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD or that the information includes material investor information that was not previously publicly available.

Item 9.01	Financial Statements and Exhibits

Exhibit 99.1 - Investor presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

OMNI FINANCIAL SERVICES, INC.

DATE: July 31, 2007	By:	/s/ Constance E. Perrine
Constance E. Perrine
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number

99.1	Investor presentation materials.